UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07707

               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: November 30, 2004

                   Date of reporting period: November 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


AllianceBernstein Real Estate
Investment Fund


Specialty Equity


Annual Report--November 30, 2004

Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------



The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

December 23, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Real Estate Investment Fund (the "Fund") for the annual reporting period ended November 30, 2004.

Investment Objective and Policies

This open-end fund seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in, or related to, the real estate industry.

Investment Results

The following table provides the performance results for the Fund and its benchmarks, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended November 30, 2004.

During the 12-month period ended November 30, 2004, the Fund posted strong absolute and relative returns, outperforming the NAREIT Equity Index and the S&P 500 Stock Index. The Fund's positive performance during the reported period was driven by stock selection in the industrial/office, lodging and retail sectors, which more than offset a small negative impact from unfavorable stock selection in the self storage sector. Stock selection was strong in the industrial/office sector where the Fund's investments are concentrated in REITs with exposure to those markets that are showing the best fundamental improvement. Sector allocation negatively impacted relative returns, primarily due to the Fund's overweighted position in office properties. A slower-than-expected recovery in job creation has delayed the rebound in office properties' fundamentals.

The Fund also outperformed its benchmarks, the NAREIT Equity Index and the S&P 500 Stock Index, for the six-month reporting period ended November 30, 2004. Positive performance during the six-month period was driven by favorable stock selection across most REIT sectors, except self storage and residential. Stock selection was strongest in industrial/office; it was particularly favorable in the industrial sector. The Fund also benefited from an investment in a lodging operator that was acquired by a private equity group at an implied 25% premium and in a mall owner which was also acquired for an attractive premium. Residential stock selection detracted from relative performance due to an overweight position in two apartment companies that completed acquisitions in an environment of rich asset valuations. From a sector perspective, the Fund's overweighted position in office properties had a negative impact on performance, as office space demand has lagged expectations.

Market Review and Investment Strategy

REIT performance, as measured by the NAREIT Equity Index, outperformed the S&P 500 Stock Index during the 12-month period ended November 30, 2004, as real estate fundamentals began to improve during the annual reporting period. The U.S. economy strengthened and consumer spending continued to be robust for most of the


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 1


reporting period. All sectors of the NAREIT Equity Index contributed to relative performance, with retail and specialty contributing the most. Throughout most of the 12-month period, the Fund had overweighted positions in the industrial/office, retail and lodging sectors and underweighted positions in the residential, health care and self storage sectors.

During the six-month period ended November 30, 2004, REIT stocks had stellar performance compared to the S&P 500 Stock Index. REIT performance during the six-month period was underpinned by a benign interest rate environment and positive progress in real estate fundamentals. Strong earnings during the mid-year earnings season also helped to sustain the rally. All sectors contributed to strong relative performance; however, retail stood out, due in part, to an ongoing consolidation of mall owners and continued strong retail fundamentals. Laggard sectors were industrial/office and self storage sectors where recovery of fundamentals has been the slowest. During the six-month reporting period, the Fund held overweighted positions in industrial/office, retail and lodging properties and underweighted positions health care, self storage and specialty REITs.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Real Estate Investment Fund. Mr. Michel served the interests of the Fund's shareholders for the last eight years. His hard work, dedication and contributions to the Fund will be greatly missed.

_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND



HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The NAREIT Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including the Fund.

A Word About Risk

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.



(Historical Performance continued on next page)

_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK                                   Returns
                                                    ---------------------------
PERIODS ENDED NOVEMBER 30, 2004                     6 Months          12 Months
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Fund
   Class A                                            23.69%           32.70%
   Class B                                            23.30%           31.69%
   Class C                                            23.26%           31.65%
   Advisor Class                                      23.91%           33.07%

S&P 500 Stock Index                                    5.67%           12.85%

NAREIT Equity Index                                   22.42%           29.88%


GROWTH OF A $10,000 INVESTMENT IN THE FUND
9/30/96* TO 11/30/04


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                  AllianceBernstein
                     Real Estate
                   Investment Fund       S&P 500 Stock Index      NAREIT Equity Index
                        Class A
--------------------------------------------------------------------------------------
       9/30/96*           $9575                $10000                  $10000
       11/30/96          $10274                $11052                  $10766
       11/30/97          $13872                $14202                  $13963
       11/30/98          $11529                $17565                  $12096
       11/30/99          $10071                $21234                  $10901
       11/30/00          $12693                $20336                  $13277
       11/30/01          $14263                $17853                  $15807
       11/30/02          $14955                $14905                  $16687
       11/30/03          $20173                $17153                  $22274
       11/30/04          $26753                $19375                  $28930



*Since inception of the Fund's Class A shares on 9/30/96.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Fund Class A shares (from 9/30/96* to 11/30/04) as compared to the performance of its benchmarks, the NAREIT Equity Index and the S&P 500 Stock Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2004

                              NAV Returns            SEC Returns
Class A Shares
1 Year                           32.70%                 27.00%
5 Year                           21.58%                 20.53%
Since Inception*                 13.41%                 12.81%

Class B Shares
1 Year                           31.69%                 27.69%
5 Year                           20.74%                 20.74%
Since Inception*(a)              12.64%                 12.64%

Class C Shares
1 Year                           31.65%                 30.65%
5 Year                           20.74%                 20.74%
Since Inception*                 12.63%                 12.63%

Advisor Class Shares
1 Year                           33.07%
5 Year                           21.98%
Since Inception*                 13.77%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2004)

Class A Shares
1 Year                                                  29.07%
5 Year                                                  20.68%
Since Inception*                                        13.38%

Class B Shares
1 Year                                                  29.76%
5 Year                                                  20.89%
Since Inception*(a)                                     13.21%

Class C Shares
1 Year                                                  32.87%
5 Year                                                  20.89%
Since Inception*                                        13.20%



* Inception dates: 9/30/96 for Class A, B, C and Advisor Class shares.

(a) Assumes conversion of Class B shares into Class A shares after eight years.

See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 5



FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                            Beginning             Ending
                                        Account Value      Account Value    Expenses Paid
                                         June 1, 2004  November 30, 2004   During Period*
-----------------------------------------------------------------------------------------
Class A
Actual                                        $1,000           $1,236.85       $ 7.21
Hypothetical (5% return before expenses)      $1,000           $1,018.55       $ 6.51
-----------------------------------------------------------------------------------------
Class B
Actual                                        $1,000           $1,232.95       $11.22
Hypothetical (5% return before expenses)      $1,000           $1,014.95       $10.13
-----------------------------------------------------------------------------------------
Class C
Actual                                        $1,000           $1,232.63       $11.16
Hypothetical (5% return before expenses)      $1,000           $1,015.00       $10.08
-----------------------------------------------------------------------------------------
Advisor Class
Actual                                        $1,000           $1,239.05       $ 5.54
Hypothetical (5% return before expenses)      $1,000           $1,020.05       $ 5.00
-----------------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 1.29%, 2.01%, 2.00% and 0.99%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND



PORTFOLIO SUMMARY
November 30, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $412.0

SECTOR/INDUSTRY BREAKDOWN*
   18.6%   Office
   15.7%   Apartment
   14.7%   Regional Malls
   13.1%   Warehouse & Industrial
   12.3%   Shopping Centers                               [PIE CHART OMITTED]
   9.4%   Hotels & Restaurants
   7.1%   Diversified
   4.4%   Office - Industrial Mix
   2.2%   Storage
   0.5%   Healthcare

   2.0%   Short-Term


TEN LARGEST HOLDINGS
November 30, 2004

                                                                     Percent of
Company                                       U.S. $ Value           Net Assets
-------------------------------------------------------------------------------
ProLogis                                      $28,185,138               6.8%
-------------------------------------------------------------------------------
Simon Property Group, Inc.                     28,128,448               6.8
-------------------------------------------------------------------------------
Developers Diversified Realty Corp.            22,536,675               5.5
-------------------------------------------------------------------------------
Host Marriott Corp.                            20,492,676               5.0
-------------------------------------------------------------------------------
General Growth Properties, Inc.                19,217,031               4.7
-------------------------------------------------------------------------------
Equity Residential                             18,591,065               4.5
-------------------------------------------------------------------------------
Vornado Realty Trust                           15,905,400               3.9
-------------------------------------------------------------------------------
Archstone-Smith Trust                          14,844,550               3.6
-------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.          14,625,660               3.5
-------------------------------------------------------------------------------
Duke Realty Corp.                              14,155,135               3.4
-------------------------------------------------------------------------------
                                              $196,681,778             47.7%


* The Fund's sector/industry breakdown is expressed as a percentage of total investments and may vary over time.

_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 7



PORTFOLIO OF INVESTMENTS
November 30, 2004


Company                                         Shares            U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-98.3%

Real Estate Investment Trusts-94.8%
Apartment-15.7%

Archstone-Smith Trust                           406,700             $14,844,550
Camden Property Trust                           273,100              13,390,093
Equity Residential                              551,500              18,591,065
Essex Property Trust, Inc.                       74,100               5,967,273
United Dominion Realty Trust, Inc.              519,200              11,936,408
                                                                  -------------
                                                                     64,729,389
                                                                  -------------
Diversified-7.1%
Cousins Properties, Inc.                        70,350               2,307,480
iStar Financial, Inc.                          253,300              11,119,870
Vornado Realty Trust                           216,400              15,905,400
                                                                  ------------
                                                                    29,332,750
                                                                  ------------
Healthcare-0.5%
Windrose Medical Properties Trust              146,700               2,119,815

Hotels & Restaurants-5.9%
Host Marriott Corp.                          1,308,600              20,492,676
LaSalle Hotel Properties                       123,900               3,803,730
                                                                 -------------
                                                                    24,296,406
                                                                 -------------
Office-18.7%
Alexandria Real Estate Equities, Inc.          203,700              14,625,660
Boston Properties, Inc.                        207,000              12,457,260
Corporate Office Properties Trust              437,600              12,156,528
Equity Office Properties Trust                 361,400               9,920,430
Mack-Cali Realty Corp.                         213,600               9,342,864
Prentiss Properties Trust                      233,200               8,719,348
Reckson Associates Realty Corp.                 62,500               2,023,750
SL Green Realty Corp.                          132,400               7,630,212
                                                                 -------------
                                                                    76,876,052
                                                                 -------------
Office-Industrial Mix-4.4%
Duke Realty Corp.                              409,700              14,155,135
Glenborough Realty Trust, Inc.                 187,900               4,103,736
                                                                 -------------
                                                                    18,258,871
                                                                 -------------
Regional Malls-14.8%
General Growth Properties, Inc.                560,100              19,217,031
Mills Corp.                                    133,700               7,936,432
Simon Property Group, Inc.                     453,100              28,128,448
The Macerich Co.                                91,500               5,557,710
                                                                 -------------
                                                                    60,839,621
                                                                 -------------
Shopping Centers-12.4%
Developers Diversified Realty Corp.            523,500              22,536,675
Equity One, Inc.                               164,500               3,740,730
Kimco Realty Corp.                              35,900               2,041,992

_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND




                                             Shares or
                                             Principal
                                                Amount
Company                                          (000)            U.S. $ Value
------------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.            128,500              $7,620,050
Regency Centers Corp.                          170,200               8,850,400
Tanger Factory Outlet Centers, Inc.            121,500               6,088,365
                                                                 -------------
                                                                    50,878,212
                                                                 -------------
Storage-2.2%
Shurgard Storage Centers, Inc. CI.A            222,500               9,207,050

Warehouse & Industrial-13.1%
AMB Property Corp.                             264,400              10,562,780
Catellus Development Corp.                     162,200               5,093,080
EastGroup Properties, Inc.                     219,700               8,265,114
First Potomac Realty Trust                      87,500               2,011,625
ProLogis                                       700,600              28,185,138
                                                                 -------------
                                                                    54,117,737
                                                                 -------------

Total Real Estate Investment Trusts                                390,655,903

Consumer Services-3.5%
Hotels & Restaurants-3.5%
Hilton Hotels Corp.                            200,000               4,132,000
Starwood Hotels & Resorts Worldwide, Inc.      200,100              10,463,230
                                                                 -------------
                                                                    14,595,230
                                                                 -------------

Total Common Stocks
   (cost $258,540,121)                                             405,251,133

SHORT-TERM INVESTMENT-2.0%
Time Deposit-2.0%
Bank of New York
   1.313%, 12/01/04
   (cost $8,152,000)                           $ 8,152               8,152,000
                                                                 -------------

Total Investments-100.3%
 (cost $266,692,121)                                               413,403,133
Other assets less liabilities-(0.3%)                                (1,434,032)
                                                                 -------------
Net Assets-100%                                                   $411,969,101
                                                                 -------------


See notes to financial statements.

_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 9



STATEMENT OF ASSETS & LIABILITIES
November 30, 2004

ASSETS
Investments in securities, at value (cost $266,692,121)            $413,403,133
Cash                                                                        360
Receivable for investment securities sold                             2,380,258
Receivable for capital stock sold                                     2,140,631
Dividends and interest receivable                                       204,825
                                                                   ------------
Total assets                                                        418,129,207
                                                                   ------------

LIABILITIES
Payable for investment securities purchased                           3,519,917
Payable for capital stock redeemed                                    2,034,750
Advisory fee payable                                                    181,454
Distribution fee payable                                                154,661
Transfer agent fee payable                                               59,741
Administrative fee payable                                               14,303
Accrued expenses                                                        195,280
                                                                   ------------
Total liabilities                                                     6,160,106
                                                                   ------------
Net Assets                                                         $411,969,101
                                                                   ------------

COMPOSITION OF NET ASSETS
Capital stock, at par                                                  $216,216
Additional paid-in capital                                          321,484,701
Accumulated net realized loss on investment transactions           (56,442,828)
Net unrealized appreciation of investments                          146,711,012
                                                                   ------------
                                                                   $411,969,101
                                                                   ------------

CALCULATION OF MAXIMUM OFFERING PRICE
CLASS A SHARES
Net asset value and redemption price per share
 ($88,161,881/4,604,768 shares of capital
 stock issued and outstanding)                                           $19.15
Sales charge--4.25% of public offering price                                .85
                                                                         ------
Maximum offering price                                                   $20.00
                                                                         ------

CLASS B SHARES
Net asset value and offering price per share
 ($107,942,507/5,677,624 shares of capital
 stock issued and outstanding)                                           $19.01
                                                                         ------

CLASS C SHARES
Net asset value and offering price per share
 ($56,543,441/2,970,690 shares of capital stock
 issued and outstanding)                                                 $19.03
                                                                         ------
ADVISOR CLASS SHARES
Net asset value, redemption and offering price
per share
  ($159,321,272/8,368,472 shares of capital
  stock issued and outstanding)                                          $19.04
                                                                         ------



See notes to financial statements.

_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND



STATEMENT OF OPERATIONS
Year Ended November 30, 2004


INVESTMENT INCOME
Dividends                                          $10,668,080
Interest                                                44,020      $10,712,100
                                                  ------------

EXPENSES
Advisory fee                                         2,817,620
Distribution fee--Class A                              202,533
Distribution fee--Class B                            1,048,295
Distribution fee--Class C                              498,203
Transfer agency                                      1,023,974
Custodian                                              132,960
Administrative                                          88,601
Registration                                            80,440
Audit                                                   67,590
Printing                                                63,626
Legal                                                   51,052
Directors' fees                                         28,934
Miscellaneous                                           19,458
                                                  ------------
Total expenses                                       6,123,286
Less: expenses waived by the Adviser and
the Transfer Agent (see Note B)                      (843,816)
Less: expense offset arrangement
(see Note B)                                              (40)
                                                  ------------

Net expenses                                                         5,279,430
                                                                  ------------
Net investment income                                                5,432,670
                                                                  ------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENT TRANSACTIONS
Net realized gain on investment
transactions                                                        31,396,460
Net change in unrealized
appreciation/depreciation
of investments                                                      62,617,474
                                                                  ------------
Net gain on investment transactions                                 94,013,934
                                                                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $99,446,604
                                                                  ------------



See notes to financial statements.

_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 11



STATEMENT OF CHANGES IN NET ASSETS


                                                  Year Ended       Year Ended
                                                  November 30,     November 30,
                                                     2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                               $5,432,670       $7,056,142
Net realized gain on investment
transactions                                        31,396,460        2,161,179
Net change in unrealized
appreciation/depreciation
of investments                                      62,617,474       70,676,081
                                                 -------------    -------------
Net increase in net assets from
operations                                          99,446,604       79,893,402

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                          (2,123,448)      (1,825,360)
  Class B                                          (2,938,088)      (3,493,592)
  Class C                                          (1,379,809)      (1,402,889)
  Advisor Class                                    (4,403,629)      (3,448,085)

CAPITAL STOCK TRANSACTIONS
Net increase                                         9,686,489       13,657,461
                                                 -------------    -------------
Total increase                                      98,288,119       83,380,937

NET ASSETS
Beginning of period                                313,680,982      230,300,045
                                                 -------------    -------------
End of period (including distributions in
excess of net investment income and
undistributed net investment income
of $0 and $0, respectively)                       $411,969,101     $313,680,982
                                                 =============    =============


See notes to financial statements.

_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND




NOTES TO FINANCIAL STATEMENTS
November 30, 2004



NOTE A

Significant Accounting Policies

AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund") was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principals, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or

_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 13



call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND



currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fee.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

_____________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 15



NOTE B

Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .90% of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. Through September 6, 2004, such waiver amounted to $809,161. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended November 30, 2004, such fees amounted to $88,601.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $646,313 for the year ended November 30, 2004. During the period, AGIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $34,655.

For the year ended November 30, 2004, the Fund's expenses were reduced by $40 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $9,117 from the sale of Class A shares and received $1,676, $91,336 and $4,499 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2004.

Brokerage commissions paid on investment transactions for the year ended November 30, 2004, amounted to $376,355, of which $94,482 was paid to Sanford
C. Bernstein Co., LLC, an affiliate of the Adviser.

______________________________________________________________________________

16 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND




NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,386,879 and $1,625,077, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2004 were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                     $140,065,915      $134,448,328
U.S. government securities                                -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $267,798,839
Gross unrealized appreciation                                     $145,604,294
Gross unrealized depreciation                                               -0-
                                                                  -------------
Net unrealized appreciation                                       $145,604,294



_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 17



NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                Shares                          Amount
                    ---------------------------------------------------------------
                      Year Ended      Year Ended      Year Ended      Year Ended
                    November 30,    November 30,    November 30,    November 30,
                            2004            2003            2004            2003
                    ---------------------------------------------------------------
Class A
Shares sold            2,172,366       5,286,964     $35,850,337     $65,564,174
Shares issued in
  reinvestment of
  dividends               99,633         108,173       1,622,179       1,338,541
Shares converted
  from Class B           238,690         639,290       4,167,049       7,791,481
Shares redeemed       (1,777,561)     (5,255,265)    (28,604,884)    (65,402,372)
Net increase             733,128         779,162     $13,034,681      $9,291,824

Class B
Shares sold            1,025,340       1,172,711     $16,838,111     $14,980,278
Shares issued in
  reinvestment of
  dividends              130,155         190,600       2,100,563       2,340,218
Shares converted
  to Class A            (240,057)       (641,342)     (4,167,049)     (7,791,481)
Shares redeemed       (2,388,992)     (2,227,699)    (38,357,397)    (27,793,997)
Net decrease          (1,473,554)     (1,505,730)   $(23,585,772)   $(18,264,982)

Class C
Shares sold              663,469         762,170     $10,815,929      $9,913,486
Shares issued in
  reinvestment of
  dividends               45,712          57,775         739,088         713,481
Shares redeemed         (949,142)       (728,585)    (15,201,528)     (9,422,193)
Net increase
  (decrease)            (239,961)         91,360     $(3,646,511)     $1,204,774


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND



                                Shares                         Amount
                    ---------------------------------------------------------------
                      Year Ended      Year Ended      Year Ended      Year Ended
                    November 30,    November 30,    November 30,    November 30,
                            2004            2003            2004            2003
                    ---------------------------------------------------------------
Advisor Class
Shares sold            1,341,210       1,571,498     $21,592,616     $19,754,370
Shares issued in
  reinvestment of
  dividends              270,363         276,848       4,371,116       3,420,318
Shares redeemed         (128,977)       (141,581)     (2,079,641)     (1,748,843)
Net increase           1,482,596       1,706,765     $23,884,091     $21,425,845


NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications.The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in



_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 19




miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2004.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2004 and November 30, 2003 were as follows:
                                                 2004               2003
                                              -----------       -----------
Distributions paid from:
  Ordinary income                             $10,844,974       $10,169,926
                                              -----------       -----------
Total taxable distributions                    10,844,974        10,169,926
                                              -----------       -----------
Total distributions paid                      $10,844,974       $10,169,926
                                              -----------       -----------

As of November 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(55,336,110)(a)
Unrealized appreciation/(depreciation)                          145,604,294(b)
                                                              -----------------
Total accumulated earnings/(deficit)                            $90,268,184
                                                              -----------------

 (a) On November 30, 2004, the Fund had a net capital loss carryforward of $55,336,110, of which $15,393,240 expires in the year 2007 and $39,942,870 expires in 2008. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year, the Fund utilized loss carryforward of $31,294,128.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income, resulted in a net decrease in distribution in excess of net investment income and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the

_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND




Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.
In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the

_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 21



AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment
______________________________________________________________________________

22 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND




Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 23



FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                          Class A
                                      ---------------------------------------------------------------------------
                                                                                       September 1,          Year
                                                                                            2000 to         Ended
                                                 Year Ended November 30,                   November        August
                                      -----------------------------------------------            30,          31,
                                       2004          2003          2002          2001          2000*         2000
                                      ---------------------------------------------------------------------------
Net asset value,
  beginning of period                $14.90        $11.52        $11.47        $10.70        $10.85        $10.19
Income From
  Investment Operations
Net investment income(a)                .27(b)        .37           .34           .32           .13           .37
Net realized and unrealized
  gain (loss) on investment
  transactions                         4.50          3.53           .23           .97          (.13)          .89
Net increase in net asset value
  from operations                      4.77          3.90           .57          1.29            -0-         1.26
Less: Dividends and
  Distributions
Dividends from
  net investment income                (.52)         (.52)         (.32)         (.32)         (.10)         (.42)
Tax return of capital                    -0-           -0-         (.20)         (.20)         (.05)         (.18)
Total dividends
  and distributions                    (.52)         (.52)         (.52)         (.52)         (.15)         (.60)
Net asset value, end
  of period                          $19.15        $14.90        $11.52        $11.47        $10.70        $10.85
Total Return
Total investment return based on
  net asset value(c)                  32.70%        34.89%         4.85%        12.33%         (.05)%       13.46%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $88,162       $57,701       $35,626       $22,422       $20,942       $22,221
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements             1.31%         1.74%         1.75%         1.78%         1.87%(d)      1.71%
  Expenses, before
   waivers/reimbursements              1.55%         1.74%         1.75%         1.78%         1.87%(d)      1.71%
  Net investment income                1.67%         2.84%         2.87%         2.84%         4.98%(d)      3.81%
Portfolio turnover rate                  39%           30%           37%           40%            6%           26%


See footnote summary on page 27.

_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND




Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                                          Class B
                                      ---------------------------------------------------------------------------
                                                                                       September 1,          Year
                                                                                            2000 to         Ended
                                                 Year Ended November 30,                   November        August
                                      -----------------------------------------------           30,           31,
                                       2004          2003          2002          2001          2000*         2000
                                      ---------------------------------------------------------------------------
Net asset value,
  beginning of period                  $14.84        $11.48      $11.44        $10.68        $10.84        $10.17
Income From
  Investment Operations
Net investment income(a)                  .20(b)        .30         .28           .28           .11           .30
Net realized and unrealized
  gain (loss) on investment
  transactions                           4.42          3.51         .21           .93          (.14)          .89
Net increase (decrease) in net asset
  value from operations                  4.62          3.81         .49          1.21          (.03)         1.19
Less: Dividends and
  Distributions
Dividends from
  net investment income                  (.45)         (.45)       (.28)         (.28)         (.09)         (.36)
Tax return of capital                      -0-           -0-       (.17)         (.17)         (.04)         (.16)
Total dividends
  and distributions                      (.45)         (.45)       (.45)         (.45)         (.13)         (.52)
Net asset value, end
  of period                            $19.01        $14.84      $11.48        $11.44        $10.68        $10.84
Total Return
Total investment return based on
  net asset value(c)                    31.69%        34.05%       4.15%        11.53%         (.31)%       12.68%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $107,943      $106,147     $99,370       $98,014      $108,711      $113,542
Ratio to average net assets of:
Expenses, net of
  waivers/reimbursements                 2.03%         2.47%       2.47%         2.50%         2.57%(d)      2.41%
Expenses, before
  waivers/reimbursements                 2.27%         2.47%       2.47%         2.50%         2.57%(d)      2.41%
Net investment income                    1.22%         2.40%       2.35%         2.53%         4.22%(d)      3.13%
Portfolio turnover rate                    39%           30%         37%           40%            6%           26%


See footnote summary on page 27.

_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 25




Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                          Class C
                                      ---------------------------------------------------------------------------
                                                                                       September 1,          Year
                                                                                            2000 to         Ended
                                                 Year Ended November 30,                   November        August
                                      -----------------------------------------------           30,           31,
                                       2004          2003          2002          2001          2000*         2000
                                      ---------------------------------------------------------------------------
Net asset value,
  beginning of period                $14.86        $11.49        $11.46        $10.69        $10.85        $10.17
Income From
  Investment Operations
Net investment income(a)                .18(b)        .29           .28           .28           .11           .29
Net realized and unrealized
  gain (loss) on investment
  transactions                         4.44          3.53           .20           .94          (.14)          .91
Net increase (decrease) in net asset
  value from operations                4.62          3.82           .48          1.22          (.03)         1.20
Less: Dividends and
  Distributions
Dividends from
  net investment income                (.45)         (.45)         (.28)         (.28)         (.09)         (.36)
Tax return of capital                    -0-           -0-         (.17)         (.17)         (.04)         (.16)
Total dividends
  and distributions                    (.45)         (.45)         (.45)         (.45)         (.13)         (.52)
Net asset value, end
  of period                          $19.03        $14.86        $11.49        $11.46        $10.69        $10.85
Total Return
Total investment return based on
  net asset value(c)                  31.65%        34.10%         4.06%        11.62%         (.31)%       12.78%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $56,543       $47,698       $35,845       $34,699       $33,463       $34,217
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements             2.02%         2.46%         2.46%         2.49%         2.58%(d)      2.40%
  Expenses, before
    waivers/reimbursements             2.26%         2.46%         2.46%         2.49%         2.58%(d)      2.40%
Net investment income                  1.11%         2.31%         2.35%         2.50%         4.21%(d)      3.02%
Portfolio turnover rate                  39%           30%           37%           40%            6%           26%



See footnote summary on page 27.

_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND




Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                                          Advisor Class
                                      ---------------------------------------------------------------------------
                                                                                       September 1,          Year
                                                                                            2000 to         Ended
                                                 Year Ended November 30,                   November        August
                                      -----------------------------------------------           30,           31,
                                       2004          2003          2002          2001          2000*         2000
                                      ---------------------------------------------------------------------------
Net asset value,
  beginning of period                  $14.83        $11.48        $11.46        $10.71        $10.87        $10.20
Income From
  Investment Operations
Net investment income(a)                  .32(b)        .40           .21           .37           .14           .38
Net realized and unrealized
  gain (loss) on investment
  transactions                           4.47          3.53           .39           .96          (.14)          .92
Net increase in net asset value
  from operations                        4.79          3.93           .60          1.33            -0-         1.30
Less: Dividends and
  Distributions
Dividends from
  net investment income                  (.58)         (.58)         (.36)         (.37)         (.11)         (.44)
Tax return of capital                      -0-           -0-         (.22)         (.21)         (.05)         (.19)
Total dividends
  and distributions                      (.58)         (.58)         (.58)         (.58)         (.16)         (.63)
Net asset value, end
  of period                            $19.04        $14.83        $11.48        $11.46        $10.71        $10.87
Total Return
Total investment return based on
  net asset value(c)                    33.07%        35.40%         5.12%        12.74%         (.07)%       13.94%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $159,321      $102,135       $59,459        $1,831        $1,925        $1,943
Ratio to average net assets of:
 Expenses, net of
   waivers/reimbursements                1.00%         1.44%         1.51%         1.48%         1.58%(d)      1.40%
  Expenses, before
   waivers/reimbursements                1.25%         1.44%         1.51%         1.48%         1.58%(d)      1.40%
Net investment income                    1.97%         3.17%         1.73%         3.27%         5.21%(d)      3.83%
Portfolio turnover rate                    39%           30%           37%           40%            6%           26%


(a)  Based on average shares outstanding.
(b)  Net of expenses waived by the Adviser and Transfer Agent.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)  Annualized.
* During the year 2000, the Fund changed its fiscal year end from August 31 to November 30.
_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 27



REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Real Estate Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Real Estate Investment Fund, Inc. at November 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP


New York, New York
January 10, 2005
_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND




BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey
Howard E. Hassler(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa Marziano, Senior Vice President
Joseph G. Paul, Senior Vice President
Thomas Bardong, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public
Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672



(1)  Member of the Audit Committee and Governance and Nominating Committee.
(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the REIT Investment Policy Group, comprised of senior members of the Adviser's Value Team. No one person is principally responsible for making recommendations for the Fund's portfolio.
_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 29



MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                   PORTFOLIOS
                                                                                     IN FUND         OTHER
  NAME, ADDRESS,                           PRINCIPAL                                 COMPLEX     DIRECTORSHIPS
  DATE OF BIRTH,                          OCCUPATION(S)                            OVERSEEN BY      HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                           DIRECTOR       DIRECTOR
---------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #            Investment Adviser and an                          113             None
Suite 100                           independent consultant. He
2 Sound View Drive                  was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc., a
Chairman of the Board               registered investment adviser,
9/7/32                              with which he had been associated
(1997)                              since prior to 2000. He was
                                    formerly Deputy Comptroller and
                                    Chief Investment Officer of the
                                    State of New York and, prior
                                    thereto, Chief Investment Officer
                                    of the New York Bank for Savings.

Ruth Block, #+                      Formerly Executive Vice President                   94             None
500 S.E. Mizner Blvd.               and Chief Insurance Officer of
Boca Raton, FL 33432                The Equitable Life Assurance
11/11/30                            Society of the United States;
(1997)                              Chairman and Chief Executive
                                    Officer of Evlico; Director of Avon,
                                    BP (oil and gas), Ecolab Incorporated
                                     (specialty chemicals), Tandem Financial
                                    Group and Donaldson, Lufkin &
                                    Jenrette Securities Corporation; former
                                    Governor at Large, National
                                    Association of Securities Dealers, Inc.

David H. Dievler, #                 Independent consultant. Until                       98             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(1997)                              responsible for mutual fund
                                    administration. Prior to joining ACMC
                                    in 1984, he was Chief Financial Officer
                                    of Eberstadt Asset Management since
                                    1968. Prior to that, he was a Senior
                                    Manager at Price Waterhouse &
                                    Co. Member of American Institute
                                    of Certified Public Accountants
                                    since 1953.

John H. Dobkin, #                   Consultant. Formerly President                      96             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002;
2/19/42                             Senior Advisor from June 1999 -
(1997)                              June 2000 and President of Historic
                                    Hudson Valley (historic preservation)
                                    from December 1989 - May 1999.
                                    Previously, Director of the National
                                    Academy of Design and during 1988-
                                    1992, Director and Chairman of the
                                    Audit Committee of ACMC.

_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND





                                                                                   PORTFOLIOS
                                                                                     IN FUND         OTHER
  NAME, ADDRESS,                           PRINCIPAL                                 COMPLEX     DIRECTORSHIPS
  DATE OF BIRTH,                          OCCUPATION(S)                            OVERSEEN BY      HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                           DIRECTOR       DIRECTOR
---------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Micheal J. Downey                   Consultant since January 2004.                      66             Asia
c/o Alliance Capital                Formerly managing partner of                                    Pacific
Management L.P.                     Lexington Capital, LLC (investment                          Fund, Inc.,
1345 Avenue of the                  advisory firm) from 1997 until                                  and The
Americas                            December 2003. Prior thereto,                                    Merger
New York, NY 10105                  Chairman and CEO of Prudential                                     Fund
1/26/44                             Mutual Fund Management
(2005)                              (1987-1993).

Howard E. Hassler,#                  Currently a consultant specializing                 1             None
25 Sutton Place South               in retailing, finance and real estate.
New York, NY 10022                  Formerly he was Chairman and
6/9/29                              Chief Executive Officer of Brooks
(1997)                              Fashion Stores, Inc. (specialty clothing
                                    stores); Chairman, President and Chief
                                    Operating Officer of Allied Stores
                                    Corporation (department and specialty stores),
                                    Executive Vice President, Chief Financial
                                    and Accounting Officer and Director, Allied
                                    Stores Corporation.
INTERESTED DIRECTORS
Marc O. Mayer,**                    Executive Vice President of ACMC                    66             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC and its
10/2/57                             predecessor since prior to
(2003)                              2000.


*  There is no stated term of office for the Fund's Directors.
** Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

# Member of the Audit Committee and Governance and Nominating Committee.

+ Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 31



Officer Information

Certain information concerning the Fund's officers is set forth below.


NAME, ADDRESS*                      POSITION(S) HELD                PRINCIPAL OCCUPATION
AND DATE OF BIRTH                   WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                        President                       See biography above.
10/2/57

Philip L. Kirstein                   Senior Vice President           Senior Vice President and Independent
5/29/45                              and Independent                 Compliance Officer--Mutual Funds
                                     Compliance                      of ACMC** with which he has been associated
                                                                     since October 2004. Prior thereto, he was
                                                                     Of Counsel to Kirkpatrick & Lockhart, LLP
                                                                     from October 2003 to October 2004, and
                                                                     General Counsel and First Vice President of
                                                                     Merrill Lynch Investment Managers, L.P.
                                                                     since prior to 2000 until March 2003.

Teresa Marziano                      Senior Vice President           Senior Vice President of ACMC** since
9/1/54                                                               October 2000 and co-Chief Investment
                                                                     Officer of Real Estate Investments since
                                                                     July 2004. Prior thereto, she was a Senior
                                                                     Analyst of investment research at Sanford
                                                                     C. Bernstein & Co., Inc. ("SCB & Co.")**
                                                                     since prior to 2000.

Joseph G. Paul                       Senior Vice President           Senior Vice President of ACMC**, co-
2/8/60                                                               Chief Investment Officer of Real Estate
                                                                     Investments since July 2004; and Chief
                                                                     Investment Officer of Small and Mid
                                                                     Capitalization Value Equities since
                                                                     2002.  He is also Chief Investment Officer
                                                                     of Advanced Value at ACMC since October
                                                                     2000, and held the same position at SCB &
                                                                     Co.** since prior to 2000.

Thomas J. Bardong                    Vice President                  Senior Vice President of ACMC,** with which
4/28/45                                                              he has been associated since prior to 2000.

Mark R. Manley                       Secretary                       Senior Vice President, Deputy General
10/23/62                                                             Counsel and Chief Compliance Officer of
                                                                     ACMC,** with which he has been associated
                                                                     since prior to 2000.

Mark D. Gersten                      Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                              Financial Officer               Investor Services, Inc. ("AGIS")** and
                                                                     Vice President of AllianceBernstein
                                                                     Investment Research and Management, Inc.
                                                                      ("ABIRM"),** with which he has been
                                                                     associated since prior to 2000.

Vincent S. Noto                      Controller                      Vice President of AGIS,** with which he
12/14/64                                                             has been associated since prior to 2000.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.
_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND



ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------

Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

--------------------------------------------
Value Funds
--------------------------------------------

Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------

Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II



We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

** Effective February 1, 2005, Small Cap Value Fund will be renamed Small/Mid-Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 33


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management



(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

ABREIFAR1104

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.


                                                                       Audit-Related
                                                        Audit Fees         Fees             Tax Fees
----------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment     2003     $45,000          $2,527          $16,022
Fund, Inc..
                                             2004     $48,000          $3,080          $15,531


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                                                              Total Amount of
                                                                                             Foregoing Column
                                                                                            Pre-approved by the
                                                                                              Audit Committee
                                                                     All Fees for          (Portion Comprised of
                                                                  Non-Audit Services        Audit Related Fees)
                                                                   Provided to the         (Portion Comprised of
                                                                Portfolio, the Adviser           Tax Fees)
                                                                and Service Affiliates
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment     2003              $670,214                  [   $305,549  ]
Fund, Inc.                                                                               (   $289,527  )
                                                                                         (   $ 16,022  )
                                             2004              $1,156,711                [   $168,611  ]
                                                                                         (   $153,080  )
                                                                                         (   $ 15,531  )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.



ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.        DESCRIPTION OF EXHIBIT
     -----------        ----------------------
     11 (a) (1)         Code of ethics that is subject to the disclosure
                        of Item 2 hereof

     11 (b) (1)         Certification of Principal Executive Officer Pursuant
                        to Section 302 of the Sarbanes-Oxley Act of 2002

     11 (b) (2)         Certification of Principal Financial Officer Pursuant
                        to Section 302 of the Sarbanes-Oxley Act of 2002

     11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Real Estate Investment Fund, Inc.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    January 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    January 27, 2005

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    January 27, 2005